SUPPLEMENT DATED NOVEMBER 10, 2025
TO

PROSPECTUS DATED APRIL 29, 2011
FOR FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED NOVEMBER 3, 2008
FOR FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUSES DATED APRIL 25, 2007
FOR FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE
AND FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT I

This Supplement supersedes and replaces the supplement dated October 20, 2025, to the above-referenced Prospectuses.
This supplement provides important information regarding the Lincoln Variable Insurance Products Trust: LVIP Macquarie SMID Cap Core Fund (the “Fund”) available under your Policy:

On April 21, 2025, Macquarie Group Limited, together with certain affiliates, and Nomura Holding America Inc. ("Nomura"), announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management's US and European public investments business. The transaction is anticipated to close on or about December 1, 2025 (the “Closing Date”). As summarized in the table below, the Fund’s name will change on the Closing Date, and some of the Fund’s investment advisory arrangements will change as well.

FUND NAME		INVESTMENT MANAGEMENT ARRANGEMENT
Current	On Closing Date	Current	On Closing Date
LVIP Macquarie SMID Cap Core Fund	LVIP Nomura SMID Cap Core Fund	Adviser: Lincoln Financial Investments Corporation Subadviser: Delaware Investments Fund Advisers Sub-Subadviser: Macquarie Investment Management Global Limited	Adviser: Lincoln Financial Investments Corporation Subadviser: Nomura Investments Fund Advisers

For more information about the transaction and its effects, please refer to the Fund’s prospectus.

THE POLICIES REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE
PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE